Exhibit 10.37

                 TERMINATION AND RELEASE AGREEMENT
                 ---------------------------------

        This Termination and Release Agreement is made this 28th

day of May, 1993, by and among BOATMEN'S FIRST NATIONAL BANK OF

KANSAS CITY (the "Bank"), TPI Entertainment, Inc., a Delaware

corporation ("TPIE"), TPI Enterprises, Inc., a New Jersey

corporation ("TPI"), Exhibition Enterprises Partnership, a New York

general partnership ("EEP"), American Multi-Cinema, Inc., a

Missouri corporation ("AMC"), Cinema Enterprises, Inc., a Missouri corporation ("CENI"), AMC Entertainment Inc., a Delaware

corporation ("AMCE"), Durwood, Inc., a Missouri corporation ("DI"),

Stanley H. Durwood ("S. Durwood") and Edward D. Durwood

("E. Durwood").



        WHEREAS, TPIE, a wholly-owned subsidiary of TPI, and AMC

entered into that certain Asset Purchase Agreement dated August 24,

1988, as amended (the "Purchase Agreement") pursuant to which AMC agreed to sell and TPIE agreed to purchase, subject to the

satisfaction of certain conditions, leasehold interests and other properties related to the operation of up to ninety (90) theatres;

and



        WHEREAS, the Purchase Agreement contemplated that the sale and purchase of such properties would be consummated at more than one Closing and the Initial Closing (both as defined in the

Purchase Agreement), involving fifty-five (55) theatres, occurred as of February 24, 1989, and the Courthouse Closing (as defined in the Purchase Agreement) involving one additional theatre occurred as of May 18, 1990 (such theatres being referred to herein as the

"Purchased Theatres"); and



        WHEREAS, pursuant to the Purchase Agreement, AMC and TPIE

entered into that certain Management Agreement dated as of

February 24, 1989, whereby AMC agreed to manage on behalf of TPIE the Purchased Theatres and any other motion picture theatres acquired or constructed by TPIE (collectively, the "Theatres"); and



        WHEREAS, TPIE and CENI, a wholly-owned subsidiary of AMC,

entered into that certain General Partnership Agreement dated as of

March 4, 1991 (the "Partnership Agreement") forming EEP; and



        WHEREAS, pursuant to the Partnership Agreement, TPIE

assigned to EEP all of TPIE's right, title and interest in and to the Theatres effective as of April 19, 1991; and



        WHEREAS, EEP and AMC entered into that certain Amended and

Restated Management Agreement dated March 4, 1991, whereby AMC agreed to manage on behalf of EEP the Theatres and any other motion picture theatres acquired or constructed by EEP; and



        WHEREAS, in connection with the acquisition of the

Theatres by EEP from TPIE, EEP borrowed certain monies (the "Loan")

from The Merchants Bank ("Merchants"); and

        WHEREAS, the Loan is evidenced by that certain Amended and

Restated Term Promissory Note dated April 25, 1991 in the original principal amount of $40,000,000 from EEP in favor of Merchants (the

"Term Promissory Note") and by that certain Amended and Restated

Revolving Credit Note dated April 25, 1991 in the original

principal amount of $5,000,000 from EEP to Merchants (the

"Revolving Credit Note")(the Term Promissory Note and the Revolving

Credit Promissory Note hereinafter collectively the "Notes"); and



        WHEREAS, in connection with the Loan and the execution of

the Notes, the parties to this Termination and Release Agreement entered into, among other agreements, the agreements set forth on

Exhibit "A" attached hereto and incorporated herein by this
- -----------

reference (the "Loan Agreements"); and



        WHEREAS, the Bank purchased the Loan from the Federal

Deposit Insurance Corporation as receiver for the Missouri Bridge

Bank, N.A., the successor in interest to Merchants, which endorsed the Notes to the Bank and assigned its interest in the Loan

Agreements to the Bank; and

        WHEREAS, TPIE and Cinema Enterprises II, Inc. ("CENI II"),

among others, entered into that certain Partnership Interest

Purchase Agreement dated as of May 28, 1993 (the "Partnership

Interest Purchase Agreement"), pursuant to which TPIE agreed to sell and transfer to CENI II TPIE's Partnership Interest (as defined in the Partnership Interest Purchase Agreement); and

        WHEREAS, as an inducement to TPIE to transfer TPIE's Part-

nership Interest to CENI II, and to CENI II to purchase TPIE's

Partnership Interest, EEP has agreed to pay off the Loan and the parties hereto have agreed to terminate the Loan Agreements; and



        WHEREAS, the parties hereto will benefit from the pay-off

of the Loan and the termination of the Loan Agreements; and



        WHEREAS, the parties hereto have agreed to terminate the

Loan Agreements and to release all parties from liability thereun-

der upon the terms set forth herein;



        NOW, THEREFORE, in consideration of the covenants and

mutual releases set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:



             1. Termination and Release of Lien.  Effective upon

the payment to the Bank of the full amount due and owing under the

Notes as of the date hereof, the Loan Agreements are hereby termi-

nated and shall be of no further force and effect and all liens created under or by the Loan Agreements are hereby released by the

Bank .



             2. Release of Parties.  Effective upon the payment to

the Bank of the full amount due and owing under the Notes as of the date hereof, each of the parties hereto hereby releases each of the other parties from all obligations and liabilities arising from,

under or in connection with the Loan Agreements, whether currently existing or arising at any time hereafter, and does hereby release and forever discharge each of the other parties from all past,

present and future claims, demands, actions, causes of action,

liabilities, rights, damages, costs, expenses and compensation of every nature whatsoever, whether direct or indirect, whether based on tort, contract or any other theory of recovery, and whether for compensatory or punitive damages, arising from or under the Loan

Agreements.



        3. Release of Collateral and Security; Pay-off.

Simultaneously with the execution of this Agreement, (A) the Bank agrees that it will (i) mark the Notes paid and cancelled and return the Notes to EEP, (ii) execute Uniform Commercial  Code termination statements for the Uniform Commercial Code financing statements set forth on Exhibit "B" attached herein and
                        -----------

incorporated herein by this reference and deliver the termination statements to the debtors shown on the respective financing

statements, (iii) deliver to TPIE the original Certificate No. C1 representing 1,000 shares of common stock, par value $.01 per share, of TPIE (the "TPIE Common Stock"), the original Certificate

No. C2 representing 800,000 shares of TPIE Common Stock, and the original Certificate No. P2 representing 533,334 shares of Series A

Preferred Stock of TPIE, each of which are currently held by the

Bank, and (iv) deliver to AMC the original Certificate No. 1 representing 1,000 shares of common stock, par value $1 per share,

of CENI and the original stock powers (and all copies) that were executed by AMC and delivered to Merchants pursuant to the CENI

Pledge Agreement dated April 25, 1991 by and among CENI, AMC, EEP,

and Merchants, which certificate and stock powers the Bank

currently holds, and (B) EEP agrees that it will pay to the Bank the full amount due and owing under the Notes as of the date hereof.



        4. Miscellaneous.  (a) The subject headings of the

sections and subsections of this Termination and Release Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.



             (b) This Termination and Release Agreement

constitutes the entire agreement between the parties hereto

pertaining to the subject matter contained herein and supersedes all prior or contemporaneous written or verbal agreements,

representations and understandings of the parties.



             (c) No supplement, modification or amendment of this

Termination and Release Agreement shall be binding unless executed in writing by all the parties.

             (d) No waiver of any of the provisions of this

Termination and Release Agreement shall be deemed, or shall

constitute, a waiver of any other provision, whether or not

similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the party making the waiver.



             (e) This Termination and Release Agreement shall be

binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



             (f) This Termination and Release Agreement shall be

construed in accordance with, and governed by, the laws of the

State of Missouri as applied to contracts that are executed and performed entirely in Missouri.



             (g) If any provision of this Termination and Release

Agreement is held to be invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties hereto that all other provisions of this Termination and Release Agreement be construed to remain fully valid, enforceable and binding on the parties.



             (h) Each party hereto shall further execute and

deliver all such appropriate supplemental agreements and other instruments and take such other action as may be necessary to make this Termination and Release Agreement fully and legally effective,

binding and enforceable as between the parties hereto and as against third parties, or as the other parties may reasonably request.



        (i) This Termination and Release Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall

constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this

Termination and Release Agreement as of the date first above written.



                                   EXHIBITION ENTERPRISES
                                   PARTNERSHIP,
                                   a New York general partnership,

                                   BY: TPI ENTERTAINMENT, INC., a
                                   Delaware corporation,
                                   General Partner

                                   By:  /s/ Stephen R. Cohen
                                   ----------------------------
                                   Name:  Stephen R. Cohen
                                   ----------------------------
                                   Title: President
                                   ----------------------------

                                   BY: CINEMA ENTERPRISES, INC., a
                                   Missouri corporation,
                                   General Partner

                                   By:  /s/ Peter C. Brown
                                   ----------------------------
                                   Name:    Peter C. Brown
                                   ----------------------------
                                   Title:  Senior Vice President
                                   and Chief Financial Officer
                                   ----------------------------




                                   TPI ENTERTAINMENT, INC., a
                                   Delaware corporation


                                   By:  /s/ Stephen R. Cohen
                                   -----------------------------
                                   Name:  Stephen R. Cohen
                                   -----------------------------
                                   Title: President
                                   -----------------------------

                                   TPI ENTERPRISES, INC., a
                                   New Jersey corporation


                                   By:  /s/ Stephen R. Cohen
                                   ----------------------------
                                   Name:  Stephen R. Cohen
                                   ----------------------------
                                   Title: Charman of the Board
                                   ----------------------------

                                   CINEMA ENTERPRISES, INC., a
                                   Missouri corporation


                                   By:  /s/ Peter C. Brown
                                   -----------------------------
                                   Name:  Peter C. Brown
                                   -----------------------------
                                   Title: Senior Vice President
                                   and Chief Financial Officer
                                   -----------------------------

                                   AMERICAN MULTI-CINEMA, INC., a
                                   Missouri corporation


                                   By:  /s/ Peter C. Brown
                                   -----------------------------
                                   Name:  Peter C. Brown
                                   -----------------------------
                                   Title: Senior Vice President,
                                   Chief Financial Officer and
                                   Treasurer
                                   -----------------------------

                                   AMC ENTERTAINMENT INC., a
                                   Delaware corporation


                                   By:  /s/ Peter C. Brown
                                   -----------------------------
                                   Name:  Peter C. Brown
                                   -----------------------------
                                   Title: Senior Vice President,
                                   Chief Financial Officer and
                                   Treasurer
                                   -----------------------------

                                   DURWOOD, INC., a Missouri
                                   corporation,


                                   By:  /s/ Edward D. Durwood
                                   -----------------------------
                                   Name:  Edward D. Durwood
                                   -----------------------------
                                   Title: Executive Vice President
                                   -----------------------------

                                   /s/ Stanley H. Durwood
                                   -----------------------------
                                   Stanley H. Durwood


                                   /s/ Edward D. Durwood
                                   -----------------------------
                                   Edward D. Durwood


                                   BOATMEN'S FIRST NATIONAL BANK
                                   OF KANSAS CITY



                                   By: /s/ Craig R. Tonies
                                   -----------------------------
                                   Name: Craig R. Tonies
                                   -----------------------------
                                   Title: Vice President
                                   -----------------------------